VALIC COMPANY I

Mid Cap Strategic Growth Fund

Supplement to the Summary Prospectus dated October 1, 2010

On January 25, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of PineBridge Investments, LLC (“PineBridge”) as the sub-adviser to the Mid Cap Strategic Growth Fund (the “Fund”) and approved the appointment of RCM Capital Management, LLC (“RCM”) as a co-sub-adviser to the Fund. Morgan Stanley Investment Management, Inc. will continue to manage a portion of the assets of the Fund. At the meeting, the Board approved an amendment to the existing investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and RCM (the “RCM Sub-Advisory Agreement”) to specifically include the Fund.

With respect to the RCM Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund.

The effective date of the RCM Sub-advisory Agreement is on or about March 14, 2011. Also, effective on such date, the “Investment Adviser” section of the Fund Summary is amended to delete PineBridge as a sub-adviser of the Fund and to reflect the addition of “RCM” as a co-sub-adviser of the Fund, and the addition of Louise M. Laufersweiler, Director, CIO of Small Cap and Mid Cap Equities and Senior Portfolio Manager of RCM, and Steven Klopukh, Director and Portfolio Manager of RCM, as portfolio managers of the Fund.

The change of sub-adviser did not result in any changes to the Fund’s principal investment objective, principal investment strategies or to the principal risks of investing in the Fund.

Date: January 28, 2011